HARDING, LOEVNER LOGO
                         H A R D I N G . L O E V N E R


                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                         PROSPECTUS DATED MARCH 1, 2002
                    SUPPLEMENT DATED AS OF JANUARY 30, 2003


Effective February 1, 2003, the first full paragraph under the heading "Portfolio Managers" on page 19 of the Fund's prospectus is deleted. The third paragraph under the heading "Portfolio Managers" on page 19 of the Fund's prospectus is replaced with the following paragraph:


      Ferrill Roll, CFA (responsible for global portfolio management), a director of the firm's general partner, is a portfolio manager, member of the investment committee and analyst with responsibilities for several global industry sectors. Ferrill has twenty years' experience across a wide range of international markets. For the four years prior to joining Harding Loevner in 1996, he was general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed income, currency, and equity markets. Previously, he worked in international equity sales at First Boston and Baring Securities focusing primarily on European markets, and managing Baring's German equity research in Frankfurt. Ferrill began his career at JP Morgan, where he established the currency options trading department and advised corporate clients on foreign exchange markets. He graduated from Stanford University (1980) with a degree in Economics and is a Chartered Financial Analyst.



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MULTI-ASSET GLOBAL PORTFOLIO

The Board of Directors of the Fund has decided to terminate the Multi-Asset Global Portfolio (the "Portfolio") effective February 21, 2003, or as soon thereafter as is practicable. In connection with the termination of the Portfolio, the Fund will suspended the sale of the Portfolio's shares effective February 3, 2003. Consequently, as of February 3, 2003, purchase orders for the Portfolio will not be accepted.